UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2004

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2004, Arbitron Inc. (the "Company") entered into new multi-year license agreements with Clear Channel Communications, Inc. ("Clear Channel") to provide radio ratings and software services for Clear Channel’s radio stations through the Company’s Fall 2008 survey. Clear Channel is the Company’s largest ratio ratings subscriber and represented approximately 21% of the Company’s revenue in 2003. Clear Channel’s existing licensing agreements with the Company were scheduled to expire on December 31, 2004.

Under the terms of the new agreements, the Company will provide its Radio Market Report Service, including the Company’s Radio Market Report, Maximi$er, Arbitrends, PD Advantage, National Regional Database, Sample Surcharge, Retail Direct and Tapscan Software services, to Clear Channel. These services will be provided under this agreement through December 31, 2008. The annual payment for these services is expected to be approximately $56.1 million in 2005, based on the number of radio stations currently owned by Clear Channel.

In addition, Clear Channel renewed its existing contracts for the Scarborough service and other local market consumer information services through December 31, 2008. The annual payment for these services is expected to be approximately $3.3 million in 2005, based on the number of radio stations currently owned by Clear Channel.

Clear Channel also renewed its existing agreements with the Company for Premiere Radio Networks, including Radar, Nationwide and Radio Market Report, Maximi$er, Arbitrends and PD Advantage services, which were scheduled to expire on December 31, 2005 (or December 31, 2006 in the case of Radar), through December 31, 2008. The annual payment for these services is expected to be approximately $3.7 million in 2006, based on the number of stations currently owned by Clear Channel.

A copy of the press release announcing the contracts is filed herewith as Exhibit 99.1 and incorporated by reference herein. Copies of the contracts entered into between the Company and Clear Channel will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Arbitron Inc. dated December 27, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

December 29, 2004	By:	Dolores L. Cody

Name: Dolores L. Cody
Title: Executive Vice President, Legal & Business Affairs, Chief Legal Officer & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Arbitron Inc. dated December 27, 2004